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                                                                  EXHIBIT 23(a)


                          [ARTHUR ANDERSEN LETTERHEAD]


                                                     ___________________________
                                                     Arthur Andersen LLP

                                                     ___________________________
                                                     1345 Avenue of the Americas
                                                     New York NY 10105


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 18, 1996, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement No. 33-44393.

                                                         /S/ ARTHUR ANDERSEN LLP


March 26, 1996